Exhibit 10.1

AMENDMENT NO. 2 TO THAT CONVERTIBLE PROMISSORY NOTE

ISSUED BY TULLY’S COFFEE ASIA PACIFIC PARTNERS, LP TO

ASIA FOOD CULTURE MANAGEMENT PTE LTD

March     , 2009 (the “Effective Date”)

This is Amendment No. 2 to that Convertible Promissory Note issued to Asia Food Culture Management Pte Ltd by Tully’s Coffee Asia Pacific Partners, LP and dated December 30, 2008, as subsequently amended by Amendment No. 1 dated March 6, 2009 (the “Note”). Capitalized terms used herein not expressly defined shall have those meanings ascribed to them in the Note.

Company and Partnership agree as follows:

1. Additional Principal. For value received, the Partnership promises to pay to the order of Company FIVE HUNDRED THOUSAND US DOLLARS (US$500,000), such amount constituting additional principal under the Note (“Additional Principal”). Commencing on the Effective Date the Additional Principal shall accrue interest at the same rate as provided in the Note. All terms and conditions, duties, rights and obligations of the parties set forth in the Note shall henceforth equally apply to the Additional Principal.

2. Interpretation; Construction. To the extent required to effect the parties intent as evidenced by this Amendment No. 2, (a) all references to “Note” shall mean the Note as amended by Amendments No. 1 and 2, (b) all references to “principal” in the Note shall mean, in the aggregate, the original principal amount issued on December 30, 2008 and the Additional Principal, and (c) all references to “accrued interest” shall mean the aggregate accrued interest calculated on the original principal and Additional Principal.

3. No Other Amendments. Except as necessary to effect the intent of the parties as set forth above, no other changes or modifications expressed or implied are made to the Note by virtue of this Amendment No. 2.

ASIA FOOD CULTURE MANAGEMENT PTE LTD	TULLY’S COFFEE ASIA PACIFIC PARTNERS, LP

/s/ Tom T. O’Keefe
Signature	Signature

Tom T. O’Keefe
Print Name	Print Name

Managing Director, KM Prosperity Pte., Ltd., Its Manager	Managing Director
Title	Title